UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On March 14, 2018, iHeartMedia, Inc. (“iHeartMedia”) and certain of its subsidiaries listed on Exhibit 99.1 hereto (collectively, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”). iHeartMedia’s Chapter 11 case is being administered under the caption In re: iHeartMedia, Inc., Case No. 18-31274 (MI). The Debtors have filed a motion with the Court seeking to jointly administer all of the Debtors’ Chapter 11 cases under the caption In re: iHeartMedia, Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

Clear Channel Outdoor Holdings, Inc. and its direct and indirect subsidiaries did not file Chapter 11 cases.

Exhibit 99.1 hereto is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2018, in connection with the Bankruptcy Petitions, iHeartMedia disclosed certain information regarding its preliminary financial results for the year ended December 31, 2017 and certain other financial information, which information is included in Exhibit 99.2 hereto and is incorporated by reference herein.

The preliminary financial results included in Exhibit 99.2 hereto are subject to the completion of iHeartMedia’s financial closing procedures for the year ended December 31, 2017. The preliminary financial results have been prepared by and are the responsibility of iHeartMedia’s management. iHeartMedia’s independent registered public accounting firm, Ernst & Young LLP, has not audited or reviewed, and does not express an opinion with respect to this information. When iHeartMedia’s Form 10-K for the year ended December 31, 2017 is filed with the Securities and Exchange Commission, it will contain additional disclosure and any adjustments necessary, in the opinion of management, for a fair presentation of such information. iHeartMedia is required to consider all available information through the finalization of its financial statements and their possible impact on its financial condition and results of operations for the period. The preliminary financial results as of and for the year ended December 31, 2017 included in Exhibit 99.2 hereto may be different from actual results for the period due to completion of review procedures, audit adjustments and other developments that may arise between now and the time the financial results for the period are finalized.

The information set forth in this Item 2.02 and in Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of iHeartMedia’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated iHeartCommunications, Inc.’s (“iHeartCommunications”) obligations under the following debt instruments (the “Debt Instruments”):

•	Senior Indenture, dated as of October 1, 1997 (as amended or supplemented from time to time), by and between iHeartCommunications and The Bank of New York (now known as The Bank of New York Mellon), as trustee, governing iHeartCommunications’ 5.50% Senior Notes due 2016, 6.875% Senior Notes due 2018 and 7.25% Senior Notes due 2027;

•	Credit Agreement, dated as of May 13, 2008, as amended and restated as of February 23, 2011 (as further amended or supplemented from time to time), by and among iHeartCommunications, as the parent borrower, the subsidiary co-borrowers and foreign subsidiary revolving borrowers party thereto, iHeartMedia Capital I, LLC, as a guarantor, Citibank, N.A., as administrative agent, swing line lender and letter of credit issuer, and the other the lenders from time to time party thereto governing iHeartCommunications’ Term Loan D and Term Loan E facilities;

•	Indenture, dated as of February 23, 2011 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, Wilmington Trust FSB, as trustee (with Wilmington Trust, National Association as successor in interest), and Deutsche Bank Trust Company Americas, as collateral agent, paying agent, registrar, authentication agent and transfer agent, governing iHeartCommunications’ 9.0% Priority Guarantee Notes due 2021;

•	Indenture, dated as of June 21, 2013 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, Law Debenture Trust Company of New York, as trustee (with Delaware Trust Company as successor trustee), and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, governing iHeartCommunications’ 14.00% Senior Notes due 2021;

•	Indenture, dated as of February 28, 2013 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent (with UMB Bank National Association as successor trustee, paying agent, registrar, authentication agent and transfer agent), and Deutsche Bank Trust Company Americas, as collateral agent, governing iHeartCommunications’ 11.25% Priority Guarantee Notes due 2021;

•	Indenture, dated as of October 25, 2012 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar and transfer agent (with Wilmington Trust, National Association as successor trustee, paying agent, registrar and transfer agent), and Deutsche Bank Trust Company Americas, as collateral agent, governing iHeartCommunications’ 9.0% Priority Guarantee Notes due 2019;

•	Indenture, dated as of September 10, 2014 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent (with Wilmington Trust, National Association as successor trustee, paying agent, registrar, authentication agent and transfer agent), and Deutsche Bank Trust Company Americas, as collateral agent, governing iHeartCommunications’ 9.0% Priority Guarantee Notes due 2022;

•	Indenture, dated as of February 26, 2015 (as amended or supplemented from time to time), by and among iHeartCommunications, iHeartMedia Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent, and Deutsche Bank Trust Company Americas, as collateral agent, governing iHeartCommunications’ 10.625% Priority Guarantee Notes due 2023;

•	Credit Agreement, dated as of November 30, 2017, by and among iHeartCommunications, as the parent borrower, iHeartMedia Capital I, LLC, as a guarantor, the subsidiary borrowers party thereto, TPG Specialty Lending, Inc., as administrative agent, sole lead arranger and a lender, the other lenders, swing line lenders and letter of credit issuers from time to time party thereto and the other syndication agents party thereto, governing iHeartCommunications’ asset-based term loan and revolving credit facility; and

•	Revolving Promissory Note, dated November 10, 2005, as amended by the first amendment entered into on December 23, 2009, the second amendment entered into on October 23, 2013, and the third amendment entered into on November 29, 2017, between iHeartCommunications, as maker, and Clear Channel Outdoor Holdings, Inc., as payee.

The Debt Instruments provide that as a result of the Bankruptcy Petitions the principal and interest due thereunder shall be immediately due and payable.

Any efforts to enforce the payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure

Certain Preliminary Financial Results of iHeartMedia and Debtor Subsidiaries

The information furnished in Item 2.02 above is incorporated by reference herein.

Draft Restructuring Support Agreement and Draft Restructuring Term Sheet

As previously disclosed, iHeartMedia has been engaged in ongoing discussions with its stakeholders with respect to the restructuring of its capital structure. In connection with such discussions, iHeartMedia and iHeartCommunications have been working on a proposed draft restructuring support agreement and related proposed draft restructuring term sheet with advisors to groups of iHeartCommunications’ noteholders, lenders and equity holders. Prior versions of such documents have been furnished by iHeartMedia in Current Reports on Form 8-K. Proposed execution versions of the restructuring support agreement and related restructuring term sheet reflecting an agreement in principle between iHeartMedia and holders of more than $10 billion of its outstanding debt as well as its equityholders are furnished hereby as Exhibits 99.3 and 99.4 hereto.

iHeartMedia expects to be able to enter into the restructuring support agreement in short order. However, there can be no assurances that the restructuring support agreement will be entered into or that it will be entered into in the form of, or with the terms set forth in, Exhibits 99.3 and 99.4.

The information set forth above is not an offer to sell or exchange, or solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.

The information set forth in this Item 7.01 and in Exhibits 99.2, 99.3 and 99.4 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of iHeartMedia’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on iHeartMedia’s current expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond iHeartMedia’s ability to control or predict. iHeartMedia undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01 Other Events.

Press Release Relating to Bankruptcy Petitions

On March 14, 2018, iHeartMedia issued a press release announcing the filing of the Bankruptcy Petitions. A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Press Release Relating to Termination of Exchange Offers and Term Loan Offers

On March 15, 2018, iHeartCommunications issued a press release announcing that the private offers (the “Exchange Offers”) to holders of certain series of iHeartCommunications’ outstanding debt securities (the “Existing Notes”) to exchange the Existing Notes for new securities and the related solicitation of consents (the “Consent Solicitations”) had been terminated. In the press release, iHeartCommunications also announced that the private offers (the “Term Loan Offers”) to lenders under its Term Loan D and Term Loan E facilities (the “Existing Term Loans”) to amend the Existing Term Loans had been terminated. The Exchange Offers, the Consent Solicitations and the Term Loan Offers were terminated prior to their scheduled expiration time because of the filing of the Bankruptcy Petitions. A copy of the press release is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	List of Filing Subsidiaries of iHeartMedia, Inc.

99.2	Certain Preliminary Financial Results of iHeartMedia, Inc. and Debtor Subsidiaries.

99.3	iHeartMedia, Inc. Proposed Draft Restructuring Support Agreement, dated March 15, 2018

99.4	iHeartMedia, Inc. Proposed Draft Restructuring Term Sheet, dated March 15, 2018

99.5	Press Release issued by iHeartMedia, Inc., dated March 14, 2018.

99.6	Press Release issued by iHeartCommunications, Inc., dated March 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: March 15, 2018	By:	/s/ Lauren E. Dean
Lauren E. Dean
Senior Vice President, Associate General Counsel and Assistant Secretary